COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

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DSL0403, Class 2A - BEEM TABLE

Tranche Information

Tranche	2A
Orig Balance	634,746,000.00
Delay	18
Accrual Date	11/01/2004

	Indices : FORWARD INDICES

Prepay Rate	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
Opt Redem	Y	Y	Y	Y	Y
102-12	175	158	140	100	53
102-12+	175	158	140	99	52
102-13	174	157	139	98	51
102-13+	174	157	139	98	50
102-14	174	157	138	97	49
102-14+	173	156	138	96	48
102-15	173	156	137	95	47
102-15+	173	155	137	95	46
102-16	172	155	136	94	45
102-16+	172	155	136	93	44
102-17	172	154	135	93	43
102-17+	172	154	135	92	42
102-18	171	154	134	91	41
102-18+	171	153	134	91	40
102-19	171	153	134	90	39
102-19+	170	152	133	89	38
102-20	170	152	133	88	37
102-20+	170	152	132	88	36
102-21	170	151	132	87	35
102-21+	169	151	131	86	34
102-22	169	150	131	86	33
102-22+	169	150	130	85	32
102-23	168	150	130	84	31
102-23+	168	149	129	84	30
102-24	168	149	129	83	30
102-24+	168	149	128	82	29
102-25	167	148	128	82	28
102-25+	167	148	127	81	27
102-26	167	147	127	80	26
102-26+	166	147	126	79	25
102-27	166	147	126	79	24
102-27+	166	146	125	78	23
102-28	166	146	125	77	22
WAL	7.34	5.10	3.82	2.41	1.68
Mod Durn	5.415	4.122	3.266	2.205	1.590
First Princ Pmt Period	1	1	1	1	1
Last Princ Pmt Period	269	199	151	98	69